UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549
____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED:  OCTOBER 26, 2009

ATWOOD OCEANICS, INC.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER 1-13167

TEXAS
(State or other jurisdiction of incorporation or organization)

Internal Revenue Service – Employer Identification No. 74-1611874

15835 Park Ten Place Drive, Houston, Texas, 77084
(281) 749-7800
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

The VICKSBURG continues to work off the coast of Thailand under its contract commitment with NuCoastal (Thailand) Limited (“NuCoastal”).  This contract commitment currently extends to the end of December 2009.  The contract option allowing NuCoastal to extend this drilling program for another ninety (90) days has expired; however, NuCoastal has indicated that they may still have interest in using the VICKSBURG for additional work.  Besides NuCoastal, additional contract opportunities are being pursued for the VICKSBURG for calendar year 2010.

The ATWOOD BEACON is expected to arrive in Equatorial Guinea on October 29, 2009. Following offloading and positioning, the rig should commence its 240-days current contract commitment with Hess Equatorial Guinea, Inc. in early November 2009.

The ATWOOD HUNTER is currently working offshore Ghana under its contract commitment with Kosmos Energy Ghana HC (“Kosmos”) / Noble Energy Inc. (“Noble”).  The current drilling commitment for Kosmos offshore Ghana is estimated to extend for approximately 270 days, which would take until June 2010 to complete and provides for an operating dayrate of $538,000.  Kosmos, with our approval, has assigned 135 days of their current contract commitment to Tullou Ghana Limited at the same operating dayrate of $538,000.  Upon completion of the current Kosmos contract commitment offshore Ghana, the rig will be moved to Equatorial Guinea to work for Noble.

ITEM 8.01 OTHER EVENTS

The RICHMOND has been awarded a contract by Applied Drilling Technology Inc. to drill one well in the U.S. Gulf of Mexico, at a dayrate of $32,500.  The drilling of this well is estimated to take 30 to 40 days to complete.  Additional contract opportunities following the completion of the drilling of this one-well commitment at the end of November or early December 2009 are currently being pursued.

ITEM 9.01                      EXHIBITS

EXHIBIT 99.1    Press Release dated October 26, 2009

Statements contained in this report with respect to the future are forward-looking statements.  These statements reflect management’s reasonable judgment with respect to future events.  Forward-looking statements involve risks and uncertainties.  Actual results could differ materially from those anticipated as a result of various factors including; the Company’s dependence on the oil and gas industry; the risks involved in the construction of a rig and commencement of operations of the rig following delivery; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism, acts of piracy, embargoes, war or other military operations; and governmental regulations and environmental matters.  A list of additional risk factors can be found in the Company’s annual report on Form 10-K for the year ended September 30, 2008, filed with the Securities and Exchange Commission.

EXHIBIT INDEX

EXHIBIT NO.                                                                           DESCRIPTION

99.1	Press Release October 26, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC.
(Registrant)

/s/ James M. Holland
James M. Holland
Senior Vice President

DATE:    October 26, 2009